UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Earliest Event Reported: September 24, 2008

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On September 24, 2008, Capital One Financial Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. as representatives of the several underwriters named therein, pursuant to which the Company agreed to issue and sell 14,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $49.00 per share in an underwritten public offering (the “Offering”). As part of the Offering, the Company has granted the underwriters a 30-day option to purchase up to an additional 2,100,000 shares of Common Stock to cover over-allotments. The net proceeds of the Offering, after underwriting discounts and commissions and before giving effect to the over-allotment option, if exercised, will be approximately $660,275,000.

In connection with the Offering, the Company and certain of its officers and directors have agreed to enter into 90-day “lock-up” agreements in substantially the form included in the Underwriting Agreement and subject to customary exceptions.

The Offering is only being made under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-133943).

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01 Other Events.

The Company hereby furnishes the information in Exhibit 99.1 hereto, Capital One Financial Corporation Announces Pricing of Common Share Offering.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
1.1	Underwriting Agreement dated September 24, 2008, among Capital One Financial Corporation, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as the representatives of the Underwriters

5.1	Opinion of Gibson, Dunn & Crutcher LLP

99.1	Press Release issued by the Company, dated September 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: September 25, 2008	By:	/s/ Gary L. Perlin
Gary L. Perlin
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement dated September 24, 2008, among Capital One Financial Corporation, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. as the representatives of the Underwriters

5.1	Opinion of Gibson, Dunn & Crutcher LLP

99.1	Press Release issued by the Company, dated September 25, 2008

4